                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MARCH 1, 1996)



                           BANC ONE AUTO TRUST 1996-A



          Interest Period November 15, 1996 through December 15, 1996

          Collection Period November 1, 1996 through November 30, 1996




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:      Jeff Stewart              Attested:       Chris Klimko

                Jeff Stewart                                  Secretary
                Vice President                          Bank One, Texas, N.A.
                Bank One, Texas, N.A.

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996




A.    ORIGINAL DEAL PARAMETER INPUTS
------------------------------------
(A)   Total Receivable Balance                                                    $537,526,728.62
(B)   Total Certificate Balance                                                   $537,526,728.62
(C)   Class A Certificates
      (i)   Class A Percentage                                                              95.50%
      (ii)  Original Class A Principal Balance                                    $513,340,000.00
      (iii) Class A Pass-Through Rate                                                        6.10%
(D)   Class B Certificates
      (i)   Class B Percentage                                                               4.50%
      (ii)  Original Class B Principal Balance                                     $24,186,728.62
      (iii) Class B Pass-Through Rate                                                        6.25%
(E)   Servicing Fee Rate (per annum)                                                         1.00%
(F)   Weighted Average Coupon (WAC)                                                        11.649%
(G)   Weighted Average Original Maturity (WAOM)                                             59.75  months
(H)   Weighted Average Remaining Maturity (WAM)                                             50.62  months
(I)   Number of Receivables                                                                41,508
(J)   Reserve Fund
      (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate
            Balance)                                                                         1.75%
      (ii)  Reserve Fund Initial Deposit                                            $9,406,717.75
      (iii) Specified Reserve Balance:
            (a)   On any Distribution Date: The greater of J(iii) (b or c) if
                  1.75% charge-off and delinquency triggers not hit - otherwise
                  J(iii)(d)
            (b)   Percent of Initial Certificate Balance                                     1.50%
            (c)   Percent of Remaining Certificate Balance                                   4.00%
            (d)   Trigger Percent of Remaining Certificate Balance                           9.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996




B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                         $382,292,161.89
(B) Total Certificate Balance                                                                        $382,292,161.89
(C) Total Certificate Pool Factor                                                                          0.7112059
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                 $365,090,418.66
    (ii) Class A Certificate Pool Factor                                                                   0.7112059
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                  $17,201,743.23
    (ii) Class B Certificate Pool Factor                                                                   0.7112059
(F) Reserve Fund Balance                                                                               15,915,568.79
(G) Cumulative Net Losses for All Prior Periods                                                         8,430,297.56
(H) Charge-off Rate for Second Preceding Period                                                                 3.65%
(I) Charge-off Rate for Preceding Period                                                                        3.40%
(J) Delinquency Percentage for Second Preceding Period                                                          0.97%
(K) Delinquency Percentage for Preceding Period                                                                 1.12%
(L) Weighted Average Coupon (WAC)                                                                             11.570%
(M) Weighted Average Remaining Maturity (WAM)                                                                  44.05  months
(N) Number of Receivables                                                                                     34,104

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                        15,079,649.42
    (ii)  Prepayments in Full                                                                                   0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                        0.00
    (iv)  Other Refunds Related to Principal                                                                    0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                          3,521,601.96
    (ii)  Repurchased Loan Proceeds Related to Interest                                                         0.00
(C) Weighted Average Coupon (WAC)                                                                              11.56%
(D) Weighted Average Remaining Maturity (WAM)                                                                  43.27  months
(E) Remaining Number of Receivables                                                                           33,324

(F) Delinquent Receivables                                           Dollar Amount          #  Units
    (i)   30-59 Days Delinquent                                       10,654,623              2.91%              906
    (ii)  60-89 Days Delinquent                                        3,206,351              0.88%              237
    (iii) 90 Days or More Delinquent                                   1,856,633              0.51%              161



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                         65,481.38
(B) Collection Account Investment Income                                                                    7,315.65
(C) Realized Losses for Collection Period:
     (i)   Charge-offs for current Collection Period - Principal                                        1,146,424.79
     (ii)  Realized Losses for Collection Period (C)(i)-(D)(i)                                          1,136,461.42
(D) Net Loss and Liquidated Receivables Information
    (i)    Liquidation Proceeds Related to Principal                                                        9,963.37
    (ii)   Liquidation Proceeds Related to Interest                                                             0.00
    (iii)  Recoveries from Prior Month Charge Offs                                                        226,823.72

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996



E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                3,521,601.96
(B) Liquidation Proceeds Related to Interest                                                          0.00
(C) Repurchased Loan Proceeds                                                                         0.00
(D) Recoveries from Prior Month Charge Offs                                                     226,823.72
                                                                                        ------------------
(E) Interest Collections                                                                      3,748,425.68

Principal Collections:
(F) Principal Payments Received                                                         $    15,079,649.42
(G) Liquidation Proceeds Related to Principal                                                     9,963.37
(H) Other Refunds Related to Principal                                                                0.00
                                                                                        ------------------
(I) Principal Collections                                                                    15,089,612.79

(J) Total Collections                                                                   $    18,838,038.47


F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee :
    (i)    Servicing Fee                                                                $       318,576.80
    (ii)   Prior Collection Period unpaid Servicing Fees                                $             0.00
                                                                                        ------------------
    (iii)  Total Servicing Fee                                                          $       318,576.80

Interest:
(B) Class A Certificates
    (i)    Class A Monthly Interest                                                     $     1,855,876.29
    (ii)   Class A prior period Interest Carryover Shortfall                            $             0.00
                                                                                        ------------------
    (iii)  Class A Interest Distribution                                                $     1,855,876.29
(C) Class B Certificates
    (i)    Class B Monthly Interest                                                     $        89,592.41
    (ii)   Class B prior period Interest Carryover Shortfall                            $             0.00
                                                                                        ------------------
    (iii)  Class B Interest Distribution                                                $        89,592.41

(D) Total Certificate Interest Distribution                                             $     1,945,468.71
(E) Total Certificate Interest Distribution plus Total Servicing Fee                    $     2,264,045.51


F. DISTRIBUTABLE AMOUNTS
------------------------
Principal:
(F) Principal Collections                                                               $    15,089,612.79
(G) Realized Losses                                                                           1,136,461.42
                                                                                        ------------------
(H) Total Monthly Principal                                                             $    16,226,074.21

(I) Class A Certificates
    (i)    Class A Monthly Principal                                                         15,495,960.46
    (ii)   Class A prior period Principal Carryover Shortfall                                         0.00
                                                                                        ------------------
    (iii)  Class A Principal Distribution                                                    15,495,960.46
(J) Class B Certificates
    (i)    Class B Monthly Principal                                                            730,113.75
    (ii)   Class B prior period Principal Carryover Shortfall                                         0.00
                                                                                        ------------------
    (iii)  Class B Principal Distribution                                                       730,113.75

(K) Total Principal Distribution                                                             16,226,074.21

(L) Total Interest and Principal Distribution Amounts                                        18,490,119.72
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996




G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                            3,748,425.68
(B) Class B Percentage of Principal Collections                                                         678,977.16
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                                          318,576.80
    (ii)   Servicing Fee paid                                                                           318,576.80
                                                                                                ------------------
    (iii)  Unpaid Servicing Fee                                                                               0.00
(D) Total Interest Collections available to be distributed after
      Servicing Fee paid                                                                              3,429,848.88
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                                              1,855,876.29
    (ii)   Class A Interest Distribution paid from Interest Collections
             after Servicing Fee                                                                      1,855,876.29
    (iii)  Total Interest Collections available after Class A Interest
           Distribution paid                                                                          1,573,972.58
    (iv)   Class A Interest Distribution remaining to be paid                                                 0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of
            Principal Collections                                                                             0.00
    (vi)   Class A Interest Distribution remaining to be paid                                                 0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                                               0.00
    (viii) Class A Interest Carryover Shortfall                                                               0.00
    (ix)   Class A Interest Distribution paid                                                         1,855,876.29

(F) Class B Certificates
    (i)    Class B Interest Distribution                                                                 89,592.41
    (ii)   Class B Interest Distribution paid from Interest Collections
            after Class A Interest Distribution                                                          89,592.41
    (iii)  Total Interest Collections available after Class B Interest
            Distribution paid                                                                         1,484,380.17
    (iv)   Class B Interest Distribution remaining to be paid                                                 0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                                               0.00
    (vi)   Class B Interest Carryover Shortfall                                                               0.00
    (vii)  Class B Interest Distribution paid                                                            89,592.41

(G) Total Interest Paid                                                                               1,945,468.71
(H) Total Interest and Servicing Fee Paid                                                             2,264,045.51
(I) Total Interest Collections available after Servicing Fee and
    Class A and Class B Interest Distribution paid                                                    1,484,380.17

Total Collections available to be distributed:
(J) Total Principal Collections                                                                      15,089,612.79
(K) Excess Interest                                                                                   1,484,380.17
(L) Less: Class B Percentage of Principal Collections used to pay
     Class A Interest Distribution                                                                            0.00
(M) Total Collections available to be distributed as principal                                       16,573,992.96

Principal:
(N) Class A Certificates
    (i)    Class A Principal Distribution                                                            15,495,960.46
    (ii)   Class A Principal Distribution paid from total Collections
            available to be distributed                                                              15,495,960.46
    (iii)  Total Collections available after Class A Principal Distribution paid                      1,078,032.50
    (iv)   Class A Principal Distribution remaining to be paid                                                0.00
    (v)    Class A Principal Distribution paid from Reserve Fund                                              0.00
    (vi)   Class A Principal Carryover Shortfall                                                              0.00
    (vii)   Total Class A Principal Distribution paid                                                15,495,960.46

(O) Class B Certificates
    (i)    Class B Principal Distribution                                                               730,113.75
    (ii)   Class B Principal Distribution paid from total Collections available
            to be distributed                                                                           730,113.75
    (iii)  Total Collections available after Class B Principal Distribution paid                        347,918.75
    (iv)   Class B Principal Distribution remaining to be paid                                                0.00
    (v)    Class B Principal Distribution paid from Reserve Fund                                              0.00
    (vi)   Class B Principal Carryover Shortfall                                                              0.00
    (vii)   Total Class B Principal Distribution paid                                                   730,113.75

(P)  Total Excess Cash to the Reserve Fund                                                              347,918.75

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996





                                                                 Beginning                          End
                                                                 of Period                       of Period
                                                             ------------------             ------------------
H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
(A) Balances and Pool Factors
    (i)   Aggregate Balance of Certificates                  $   382,292,161.89                $366,066,087.68
    (ii)  Aggregate Certificate Pool Factor                           0.7112059                      0.6810193
    (iii) Class A Principal Balance                              365,090,418.66                 349,594,458.20
    (iv)  Class A Pool Factor                                         0.7112059                      0.6810193
    (v)   Class B Principal Balance                               17,201,743.23                  16,471,629.48
    (vi)  Class B Pool Factor                                         0.7112059                      0.6810193

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                   11.57%                         11.56%
    (ii)  Weighted Average Remaining Maturity (WAM)                       44.05    months                43.27    months
    (iii) Remaining Number of Receivables                                34,104                         33,324
    (iv)  Pool Balance                                       $   382,292,161.89             $   366,066,087.68



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                            15,915,568.79
(B) Less: Draw to pay Class A Interest Distribution                                                       0.00
(C) Reserve Account Balance after draw                                                           15,915,568.79
(D) Less: Draw to pay Class B Interest Distribution                                                       0.00
(E) Reserve Account Balance after draw                                                           15,915,568.79
(F) Less: Draw to pay Class A Principal Distribution                                                      0.00
(G) Reserve Account Balance after draw                                                           15,915,568.79
(H) Less: Draw to pay Class B Principal Distribution                                                      0.00
(I) Reserve Account Balance after draw                                                           15,915,568.79
(J) Total excess Collections deposited in the Reserve Fund                                          347,918.75
                                                                                            ------------------
(K) Reserve Fund Balance                                                                         16,263,487.54
(L) Specified Reserve Account Balance                                                            32,945,947.89
(M) Reserve Account Release to Seller                                                                     0.00
                                                                                            ------------------
(N) Ending Reserve Account Balance                                                               16,263,487.54
                                                                                            ==================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                               $    9,963.37
    (ii)   Liquidation Proceeds Related to Interest                                                                        0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                              226,823.72
(B) Realized Losses for Collection Period                                                                          1,136,461.42
(C) Charge-off Rate for Collection Period (annualized)                                                                     2.92%
(D) Cumulative Net Losses for all Periods                                                                          9,566,758.98
(E) Delinquent Receivables
                                                                Dollar Amount                    #  Units
                                                             ------------------             ------------------
    (i)   30-59 Days Delinquent                                   10,654,622.72    2.91%                   906
    (ii)  60-89 Days Delinquent                                    3,206,351.30    0.88%                   237
    (iii) 90 Days or More Delinquent                               1,856,633.02    0.51%                   161

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE


(A) Charge-off Rate
    (i) Second Preceding Collection Period                             3.65%
    (ii) Preceding Collection Period                                   3.40%
    (iii) Current Collection Period                                    2.92%
    (iv) Three Month Average (Avg(i,ii,iii))                           3.32%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                             0.97%
    (ii) Preceding Collection Period                                   1.12%
    (iii) Current Collection Period                                    1.39%
    (iv) Three Month Average (Avg(i,ii,iii))                           1.16%

(C) Loss and Delinquency Trigger Indicator                  Trigger was hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996



                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
                                                                                       Dollars ($)                  Balance
                                                                                   ------------------        ---------------------
L.   STATEMENTS TO CERTIFICATEHOLDERS
-------------------------------------

(A)  Amount of distribution allocable to principal:
      (i)    Class A Certificates                                                       15,495,960.46                   30.1865439
      (ii)   Class B Certificates                                                          730,113.75                   30.1865439

                                                                                                                 Per $1,000 of
                                                                                                               Original Principal
(B)  Amount of distribution allocable to interest:                                     Dollars ($)                  Balance
                                                                                   ------------------        ---------------------
      (i)    Class A Certificates                                                        1,855,876.29                    3.6152965
      (ii)   Class B Certificates                                                           89,592.41                    3.7041972

(C)  Pool Balance as of the close of business on the last day of the
     Collection Period                                                             $   366,066,087.68
                                                                                   ------------------
                                                                                                                 Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect to the                                      Original Principal
     related Collection Period                                                         Dollars ($)                   Balance
                                                                                   ------------------        ---------------------
      (i)    Total Servicing Fee                                                           318,576.80
      (ii)   Class A Percentage of the Servicing Fee                                       304,242.02                    0.5926716
      (ii)   Class B Percentage of the Servicing Fee                                        14,334.79                    0.5926716

                                                                                                                  Per $1,000 of
                                                                                                               Original Principal
                                                                                       Dollars ($)                  Balance
                                                                                   ------------------        ---------------------
(E)   (i)    Class A Interest Carryover Shortfall                                                0.00                    0.0000000
      (ii)   Class A Principal Carryover Shortfall                                               0.00                    0.0000000
      (iii)  Class B Interest Carryover Shortfall                                                0.00                    0.0000000
      (iv)   Class B Principal Carryover Shortfall                                               0.00                    0.0000000

      Change with respect to immediately preceding Distribution Date:
      (v)    Class A Interest Carryover Shortfall                                                0.00                    0.0000000
      (vi)   Class A Principal Carryover Shortfall                                               0.00                    0.0000000
      (vii)  Class B Interest Carryover Shortfall                                                0.00                    0.0000000
      (viii) Class B Principal Carryover Shortfall                                               0.00                    0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments allocated
     to principal                                                                                                 Pool Factor
                                                                                                             ---------------------
      (i)    Class A Pool Factor                                                                                         0.6810193
      (ii)   Class B Pool Factor                                                                                         0.6810193

(G)  Amount of the aggregate Realized Losses, if any, for such
     Collection Period ($)                                                         $     1,136,461.42
                                                                                   ------------------

(H)  Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
     Collection Period                                                             $     5,062,984.32

(I)  Amount on deposit in the Reserve Fund on such Distribution Date, after
     giving effect to distributions made on such Distribution Date                 $    16,263,487.54
                                                                                   ------------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                                Principal Balance
                                                                                                             ---------------------
      (i)    Class A Principal Balance                                                                              349,594,458.20
      (ii)   Class B Principal Balance                                                                               16,471,629.48

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
     Date                                                                          $             0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)   $             0.00
                                                                                   ------------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
          COLLECTION PERIOD NOVEMBER 1, 1996 THROUGH NOVEMBER 30, 1996
                      DISTRIBUTION DATE DECEMBER 16, 1996



M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                              $    318,576.80
     (ii)  Servicing Fees retained by the Seller                                          318,576.80
                                                                                     ---------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                  $         0.00
                                                                                                        --------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
Account:
      (i)  for the Class A Interest Distribution                                     $  1,855,876.29
      (ii)  for the Class A Principal Distribution                                     15,495,960.46
                                                                                     ---------------
      (iii)  Total (i+ii)                                                                               $17,351,836.76
                                                                                                        --------------

(C)   Withdraw from the Collection Account and deposit in the Class B
      Distribution Account:
      (i)   for the Class B Interest Distribution                                    $     89,592.41
      (ii)  for the Class B Principal Distribution                                        730,113.75
      (iii) Total (i+ii)                                                             ---------------    $   819,706.16
                                                                                                        --------------

(D)   Withdraw excess Collections from the Collection Account and deposit in the
      Reserve Fund                                                                                      $   347,918.75
                                                                                                        --------------

(E)   Withdraw from the Reserve Fund and deposit in the Class A Distribution
      Account:
      (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
            Principal Collections                                                                       $         0.00
      (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
            Distribution and the Class B Interest Distribution                                                    0.00
      (iii) Total                                                                                        -------------     $0.00
                                                                                                                           -----

(F)   Withdraw from the Reserve Fund and deposit in the Class B Distribution
      Account:
      (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
            of the Class A Interest Distribution                                                        $         0.00
      (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
            Distribution, the Class B Interest Distribution, and the Class A
            Principal Distribution                                                                                0.00
                                                                                                        --------------
      (iii) Total                                                                                                          $0.00
                                                                                                                           -----